UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2002



                         FITZGERALDS GAMING CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



           0-26518                                   88-0329170
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  (Commission File Number)                (IRS Employer Identification No.)



                   301 FREMONT STREET, LAS VEGAS, NEVADA 89101
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               (Address of principal executive offices) (Zip code)



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      (Registrant's telephone number, including area code): (702) 388-2400



                                       NA
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          (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ITEM 5.  OTHER EVENTS

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro Forma Financial Information

         On December 6, 2001, the Company consummated the disposition (the "Disposition") of its assets relating to its operations in Las Vegas, Nevada, Black Hawk, Colorado and Tunica, Mississippi, together with the Company's interest in The Freemont Street Experience Limited Liability Company, to an affiliate of The Majestic Star Casino, LLC, an Indiana limited liability company (such affiliate, "Majestic") pursuant to that certain Purchase and Sale Agreement by and between the Company and Majestic dated as of November 22, 2000 (as amended December 4, 2000 and November 1, 2001, the "Purchase Agreement"). The Disposition was timely reported by the Company on a Current Report on Form 8-K dated December 6, 2001 and filed on December 19, 2001 (the "Prior 8-K").

         In the Prior 8-K, the Company stated its intention to file any pro forma financial information that may be required in connection with the Disposition pursuant to Article II of Regulation S-X no later than February 19, 2002, the date 60 days immediately subsequent to the date by which the Prior 8-K was required to be filed. The Purchase Agreement required Majestic to furnish the Company with a final balance sheet and other financial information (the "Closing Financial Data") within 60 days after the December 6, 2001 closing. Although Majestic provided certain Closing Financial Data on February 4, 2002, the necessary supporting information was not provided until February 12, 2002. The Company is currently reviewing that information and, under the terms of the Purchase Agreement, must agree with or dispute the Closing Financial Data by March 6, 2002 (15 business days after receipt). Any disagreement between the Company and Majestic would be resolved through negotiation within 30 days or thereafter determined by an independent accounting firm as provided in the Purchase Agreement. The Closing Financial Data, as agreed upon by the Company and Majestic, will serve as the basis for the post-closing adjustments as provided in the Purchase Agreement.

         For further information concerning the Disposition and the Purchase Agreement, please refer to our Current Report on Form 8-K, dated December 5, 2000, and our subsequent filings with the Securities and Exchange Commission. The Company currently intends to file any pro forma financial information that may be required pursuant to Article 11 of Regulation S-X as soon as practicable.



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         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  February 19, 2002           FITZGERALDS GAMING CORPORATION
                                   (Registrant)



                                   By: /S/ MICHAEL E. MCPHERSON
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                                                 Michael E. McPherson
                                       Executive Vice President, Chief Financial
                                            Officer, Treasurer and Secretary